NexCen BRANDS, INC.

Great Brands · Great Products · Great People

Forward Looking Statements

This presentation contains statements about the expectations, plans and prospects of NexCen Brands, Inc. ("NexCen"), including estimates and projections, that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties. They are not guarantees of future performance or results. NexCen's actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include: (1) we may not be successful in implementing our intellectual property, or "IP," strategy, (2) we may not be able to acquire IP or IP centric companies or finance or exploit them on terms that are acceptable to us, (3) we are likely to face substantial competition in seeking to acquire and market desirable IP and IP centric companies, and competitors may have substantially greater resources than we do, (4) our international and franchise operations are new operations that are subject to new operating risks for NexCen, and (5) other factors discussed in our filings with the Securities and Exchange Commission, which should be read in conjunction with this presentation. The historical price and performance information for NexCen common stock included in this presentation is not a prediction of the future price or performance of NexCen or NexCen common stock.

The forward-looking statements included in this presentation represent our views as of the date of this presentation. Subsequent events and developments may cause our views to change. While we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

NexCen BRANDS, INC.

NexCen Brands, Inc. – Operating Verticals

Business Operating Verticals

VERTICAL	RETAIL FRANCHISING	CONSUMER BRANDS	QSR FRANCHISING
RETAIL SALES* (2007 Projected)	$400 Million	$500 Million	$280 Million



Cross-Franchise Brands to Franchisees / Leverage Existing System to Grow New Brands
Utilize Shared Back-Office (Franchise Sales, Support, Accounting)
Sell Product Through Retail Network
Open Franchised Stores Under Apparel Brand Names
Sell Food Brands Through Points of Sale
Launch Owned Food Brands through Franchise System
taf
WAVERLY
MARBLE SLAB CREAMERY
PRETZEL TIME
Shared Front-End Drivers, Customized for Each Brand
(Research & Development, Product Development, Advertising, Promotions, Marketing, Public Relations, Trend Analysis, Entertainment Tie-Ins)

RETAIL SALES* (2009 Projected)	$1.0 Billion	$1.0 Billion	$500 Million

* Note: These amounts are not revenues recorded by NexCen, but represent the retail sales by third parties or NexCen's Franchisees. Projected retail sales in 2009 include contributions from potential future acquisitions.

NexCen BRANDS, INC.

NexCen Brands, Inc. – Overview

Snapshot of NexCen Brands, Inc.

Selected Metrics as of September 5, 2007	
Total Number of Brands	7 Brands
Brands acquired over previous 12 months	7 Brands
Total Retail Sales	$1.2 Billion
Total Number of Stores (Open)	1,322
Total Stores in Pipeline	554
Total FTM Revenue (without acquisitions)	$48 million - $55 million
Total Number of Countries	50
Total Number of Licenses Worldwide	48
Channels of Distribution	ALL TIERS
Total Number of Employees	105

NexCen BRANDS, INC.

NexCen Brands, Inc. – Projected Growth

Revenues


$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2007 (P) 2008 (P) 2009 (P)
(Amounts in 000s)
Revenues From Acquisitions
Base Revenues

International Locations


900
800
700
600
500
400
300
200
100
0
2007 (P) 2008 (P) 2009 (P)
Acquisitions
Pretzel Concepts
Ice Cream Concepts
TAF

Domestic Locations


2000
1800
1600
1400
1200
1000
800
600
400
200
0
2007 (P) 2008 (P) 2009 (P)
Acquisitions
Pretzel Concepts
Ice Cream Concepts
TAF

Total Locations


3000
2500
2000
1500
1000
500
0
2007 (P) 2008 (P) 2009 (P)
Total Overall Locations

NexCen BRANDS, INC.

NexCen Brands, Inc. – Stock Performance

Since NexCen hired Jefferies and began diligence on UCC (with the purchase of UCC on June 8, 2006, the subsequent acquisition of The Athlete's Foot® on November 7, 2006), NexCen's stock has appreciated by over 116% to a closing on September 4, 2007 of $7.05 per share.



Price
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$3.00
July 13, 2005 – Aether Systems, Inc changes its name to Aether Holdings, Inc.
February 17, 2006 – Aether Holdings hires Jefferies to explore strategic alternatives
March 20, 2006 – Jefferies begins due diligence on UCC Capital Corporation
June 6, 2006 – Aether Holdings Acquires UCC Capital Corporation
August 22, 2006 – Aether announces its intention to acquire The Athlete's Foot® and do business as NexCen Brands
October 31, 2006 Name changes to NexCen Brands, Inc.
November 7, 2006 NexCen acquires The Athlete's Foot®
December 19, 2006 – NexCen announces its intent to acquire Bill Blass®
March 13, 2007 – NexCen announces its intent to acquire Waverly.
February 14, 2007 – NexCen announces its intent to acquire Maggie Moo's and Marble Slab.
February 15, 2007 - NexCen acquires Bill Blass
May 2, 2007 – NexCen acquires Waverly.
August 7, 2007– NexCen acquires Pretzel Time and Pretzelmaker
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NexCen BRANDS, INC.

NexCen BRANDS, INC.

Great Brands ▪ Great Products ▪ Great People

1330 Avenue of the Americas, 34th Floor, New York, NY 10019
Tel: 212.227.1100 Fax: 212.247.7131
www.nexcenbrands.com